                                                                    EXHIBIT 99.9

Jul-2001                            1996-C                                Page 1


                         MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                    SERIES 1996-C
                             CC MASTER CREDIT CARD TRUST II
                  (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                  $3,098,024,749.89
Beginning of the Month Finance Charge Receivables:               $162,066,884.47
Beginning of the Month Discounted Receivables:                             $0.00
Beginning of the Month Total Receivables:                      $3,260,091,644.36

Removed Principal Receivables:                                             $0.00
Removed Finance Charge Receivables:                                        $0.00
Removed Total Receivables:                                                 $0.00

Additional Principal Receivables:                                          $0.00
Additional Finance Charge Receivables:                                     $0.00
Additional Total Receivables:                                              $0.00

Discounted Receivables Generated this Period:                              $0.00

End of the Month Principal Receivables:                        $3,024,287,762.59
End of the Month Finance Charge Receivables:                     $158,594,189.53
End of the Month Discounted Receivables:                                   $0.00
End of the Month Total Receivables:                            $3,182,881,952.12

Special Funding Account Balance                                            $0.00
Aggregate Invested Amount (all Master Trust II Series)         $2,300,000,000.00
End of the Month Transferor Amount                               $724,287,762.59
End of the Month Transferor Percentage                                    23.95%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                        $68,778,881.00
     60-89 Days Delinquent                                        $48,978,616.74
     90+ Days Delinquent                                          $93,509,301.68

     Total 30+ Days Delinquent                                   $211,266,799.42
     Delinquent Percentage                                                 6.64%

Defaulted Accounts During the Month                               $25,369,964.00
Annualized Default Percentage                                              9.83%
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Jul-2001                            1996-C                               Page 2


Principal Collections                                            $415,771,399.34
Principal Payment Rate                                                    13.42%

Total Payment Rate                                                        14.30%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                             $184,500,000.00
     Class B Initial Invested Amount                              $19,125,000.00
     Class C Initial Invested Amount                              $21,375,000.00
                                                                 ---------------
INITIAL INVESTED AMOUNT                                          $225,000,000.00

     Class A Invested Amount                                     $246,000,000.00
     Class B Invested Amount                                      $25,500,000.00
     Class C Invested Amount                                      $28,500,000.00
                                                                 ---------------
INVESTED AMOUNT                                                  $300,000,000.00

     Class A Adjusted Invested Amount                            $246,000,000.00
     Class B Adjusted Invested Amount                             $25,500,000.00
     Class C Adjusted Invested Amount                             $28,500,000.00
                                                                 ---------------
ADJUSTED INVESTED AMOUNT                                         $300,000,000.00

PREFUNDED AMOUNT                                                           $0.00

FLOATING ALLOCATION PERCENTAGE                                             9.68%
PRINCIPAL ALLOCATION PERCENTAGE                                            9.68%

     Class A Principal Allocation Percentage                              82.00%
     Class B Principal Allocation Percentage                               8.50%
     Class C Principal Allocation Percentage                               9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-C                                                  $40,261,595.68

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-C                                                      $4,877,748.41

MONTHLY SERVICING FEE                                                $375,000.00

INVESTOR DEFAULT AMOUNT                                            $2,456,723.18
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Jul-2001                            1996-C                               Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                   82.00%

     Class A Finance Charge Collections                           $4,307,253.69
     Other Amounts                                                        $0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $4,307,253.69

     Class A Monthly Interest                                       $813,850.00
     Class A Servicing Fee                                          $307,500.00
     Class A Investor Default Amount                              $2,014,513.01

TOTAL CLASS A EXCESS SPREAD                                       $1,171,390.68

CLASS A REQUIRED AMOUNT                                                   $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                    8.50%

     Class B Finance Charge Collections                             $446,483.61
     Other Amounts                                                        $0.00

TOTAL CLASS B AVAILABLE FUNDS                                       $446,483.61

     Class B Monthly Interest                                        $89,356.25
     Class B Servicing Fee                                           $31,875.00

TOTAL CLASS B EXCESS SPREAD                                         $325,252.36
CLASS B INVESTOR DEFAULT AMOUNT                                     $208,821.47
CLASS B REQUIRED AMOUNT                                             $208,821.47

CLASS C FLOATING ALLOCATION PERCENTAGE                                    9.50%

CLASS C MONTHLY SERVICING FEE                                        $35,625.00
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Jul-2001                            1996-C                               Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                               $1,960,029.15

     Excess Spread Applied to Class A Required Amount                     $0.00

     Excess Spread Applied to Class A Investor Charge Offs                $0.00

     Excess Spread Applied to Class B Required Amount               $208,821.47

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                      $0.00

     Excess Spread Applied to Class C Required Amount               $346,913.70

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                      $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee            $62,500.00

     Excess Spread Applied to Cash Collateral Account                     $0.00

     Excess Spread Applied to Spread Account                              $0.00

     Excess Spread Applied to Reserve Account                             $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                            $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                             $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                           $1,341,793.98
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Jul-2001                           1996-C                                Page 5



EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                       $10,381,471.68

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-C                                                             $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                          $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                 $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                 $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                           $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                          $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                             $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                             6.07%
    Base Rate (Prior Month)                                               6.22%
    Base Rate (Two Months Ago)                                            6.36%
                                                                          ----
THREE MONTH AVERAGE BASE RATE                                             6.21%

    Portfolio Yield (Current Month)                                      11.18%
    Portfolio Yield (Prior Month)                                        10.13%
    Portfolio Yield (Two Months Ago)                                     11.07%
                                                                         -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                      10.79%
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Jul-2001                           1996-C                                Page 6



PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                      $40,261,595.68

INVESTOR DEFAULT AMOUNT                                           $2,456,723.18

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                        $0.00
    Allocable to Class B Certficates                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                         $0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                        $0.00
    Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DEPOSIT AMOUNT                                                 $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                        $0.00
    Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DEPOSIT AMOUNT                                                 $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                $42,718,318.86

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                              $0.00
CLASS B INVESTOR CHARGE OFFS                                              $0.00
CLASS C INVESTOR CHARGE OFFS                                              $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                   $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                    $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                    $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                               $9,000,000.00
    Available Cash Collateral Amount                              $9,000,000.00

TOTAL DRAW AMOUNT                                                         $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                           $0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By:    /s/ Tracie Klein
                                                --------------------------
                                                Tracie H. Klein
                                                First Vice President